Commitments and Contingencies	3 Months Ended	12 Months Ended
	Jun. 30, 2015	Mar. 31, 2015
Commitments and Contingencies

Note 10 – Commitments & Contingencies

Operating lease

On February 4, 2015, the Company entered into office lease agreement with Sunset Towers Partnership, LLC, a California limited liability company with approximately 2,200 RSF for the monthly rent of $9,020, commenced from March 1, 2015 for initial term of 24 months.

Litigation

From time to time we may become a party to litigation in the normal course of business.  Management believes that there are no current legal matters that would have a material effect on our financial position or results of operations.

Previously Reported [Member]
Commitments and Contingencies

NOTE 5 - COMMITMENTS AND CONTINGENCIES

On April 16, 2013, the Company entered into an agreement (“the Agreement”) with Tangshan Monopy Ceramic Co., LTD. (“the Supplier’). Under the terms of the Agreement, which expired on March 31, 2015, the Company was entitled, but not obligated, to acquire a maximum of $850,000 of ceramic sanitary ware from the Supplier. The Company as required to pay in advance for 100% of the purchase price of any purchases it may make under the Agreement, and the Supplier is obligated to deliver all products purchased by the Company within 35 days of receiving payment, directly to the Company’s customers. At the time of this Report, the Agreement expired, and the Company did not make any purchase under the Agreement.

Litigation

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings that we believe will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.